SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

                    Investors Cash Trust - Treasury Portfolio
                      DWS U.S. Treasury Money Fund Class S
                           Premier Money Market Shares
                                Investment Class



                    IMPORTANT INFORMATION ABOUT NEW PURCHASES

Effective immediately after the determination of net asset value on December 5, 2008, the portfolio is closed to new investors until further notice. The portfolio will continue to accept investments from existing shareholders.

The portfolio reserves the right to make additional exceptions or otherwise modify the foregoing policy at any time and to reject or limit any investment for any reason.




December 5, 2008



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                SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

                    Investors Cash Trust - Treasury Portfolio

                              Institutional Shares


                    IMPORTANT INFORMATION ABOUT NEW PURCHASES

Effective immediately after the determination of net asset value on December 5, 2008, the portfolio is closed to new investors until further notice. The portfolio will continue to accept investments from existing shareholders, except that orders to purchase shares are generally limited to no more than $5 million per business day.

The portfolio reserves the right to make additional exceptions or otherwise modify the foregoing policy at any time and to reject or limit any investment for any reason.




December 5, 2008